UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) December 9, 2020

JUNIPER NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34501	77-0422528
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1133 Innovation Way Sunnyvale, California	94089
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (408) 745-2000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	JNPR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 10, 2020, Juniper Networks, Inc. (the “Company”) entered into a Seventh Supplemental Indenture (the “Seventh Supplemental Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), relating to the issuance by the Company of $400 million aggregate principal amount of its 1.200% Senior Notes due 2025 (the “2025 Notes”) and $400 million aggregate principal amount of its 2.000% Senior Notes due 2030 (the “2030 Notes” and, together with the 2025 Notes, the “Notes”), supplementing that certain Indenture, dated as of March 3, 2011 (the “Base Indenture” and, together with the Seventh Supplemental Indenture, the “Indenture”), between the Company and the Trustee.

The 2025 Notes bear interest at a rate of 1.200% per annum on the principal amount. Interest on the 2025 Notes is payable semi-annually in arrears in cash on June 10 and December 10 of each year, beginning on June 10, 2021. The 2025 Notes will mature on December 10, 2025, subject to earlier repurchase or redemption, as described below.

The 2030 Notes bear interest at a rate of 2.000% per annum on the principal amount. Interest on the 2030 Notes is payable semi-annually in arrears in cash on June 10 and December 10 of each year, beginning on June 10, 2021. The 2030 Notes will mature on December 10, 2030, subject to earlier repurchase or redemption, as described below.

The Notes are the Company’s senior unsecured and unsubordinated obligations, ranking equally in right of payment to all of the Company’s existing and future senior unsecured and unsubordinated indebtedness and senior in right of payment to any of the Company’s future indebtedness that is expressly subordinated to the Notes. The Notes are effectively subordinated to any of the Company’s secured indebtedness to the extent of the value of the assets securing such indebtedness and are structurally subordinated to all existing and future liabilities of the Company’s subsidiaries (including secured and unsecured obligations).

The Company may redeem Notes of either series at any time, in whole or from time to time in part, for cash at the applicable redemption prices described in the Indenture.

Upon the occurrence of a change of control repurchase event, as defined in the Indenture, holders may require the Company to repurchase some or all of their Notes for cash at a price equal to 101% of the principal amount of the Notes being repurchased, plus accrued and unpaid interest, if any.

The Indenture includes certain customary covenants that limit the ability of the Company and its wholly-owned U.S. subsidiaries to, among other things: create specified liens; enter into certain sale and leaseback transactions for the sale and leasing back of property; and consolidate or merge with or into other companies or sell all or substantially all of the Company’s assets. The restricted covenants are subject to a number of important exceptions and qualifications set forth in the Indenture.

The Indenture provides for customary events of default, including payment defaults, breaches of covenants, certain payment defaults at final maturity or acceleration of other indebtedness and certain events of bankruptcy, insolvency and reorganization with respect to the Company. If any event of default with respect to the Notes occurs and is continuing, subject to the terms of the Indenture, the Trustee or the holders of not less than 25% in aggregate principal amount of the then outstanding Notes may, by a notice in writing to the Company (and to the Trustee if given by the holders), declare to be due and payable immediately the principal of, and accrued and unpaid interest if any, on the Notes. In the case of an event of default resulting from certain events of bankruptcy, insolvency or reorganization with respect to the Company, such amounts with respect to the Notes will be due and payable immediately without any declaration or other act on the part of the Trustee or any holder of the Notes.

The description of the Indenture and the Notes is qualified in its entirety by reference to (i) the text of the Base Indenture, which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on March 4, 2011 and is incorporated herein by reference and (ii) the Seventh Supplemental Indenture, the form of the 2025 Notes and the form of the 2030 Notes, which are filed as Exhibits 4.1, 4.2 and 4.3 respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On December 9, 2020, the Company issued a press release announcing the results of the previously announced cash tender offer for any and all of its outstanding 4.500% Senior Notes due 2024 and any and all of its outstanding 4.350% Senior Notes due 2025. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Seventh Supplemental Indenture, dated December 10, 2020, by and between Juniper Networks, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee

4.2	Form of Note for Juniper Networks, Inc.’s 1.200% Senior Notes due 2025 (incorporated by reference to Exhibit 4.1 hereto)

4.3	Form of Note for Juniper Networks, Inc.’s 2.000% Senior Notes due 2030 (incorporated by reference to Exhibit 4.1 hereto)

5.1	Opinion of Orrick, Herrington & Sutcliffe LLP

23.1	Consent of Orrick, Herrington & Sutcliffe LLP (included in Exhibit 5.1)

99.1	Press release announcing the tender offer results issued by Juniper Networks, Inc. on December 9, 2020

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Juniper Networks, Inc.

December 10, 2020	By:	/s/ Brian M. Martin
	Name:	Brian M. Martin
	Title:	Senior Vice President and General Counsel